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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Swift Transportation Co., Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                                        /s/ KPMG LLP

Phoenix, Arizona
May 11, 2001